As filed with the Securities and Exchange Commission on October 1, 2009
                                                    Registration No. 333- 156180
================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                 POST-EFFECTIVE AMENDMENT NO. 1 TO THE FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          FIRST SENTRY BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

         West Virginia                               6022                     03-0398338
(State or other jurisdiction of          (Primary Standard Industrial        (I.R.S. Employer
 incorporation or organization)           Classification Code Number)      Identification Number)

                                823 Eighth Street
                         Huntington, West Virginia 25701
                                 (304) 522-6400
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Offices)

                               Geoffrey S. Sheils
                                823 Eighth Street
                         Huntington, West Virginia 25701
                                 (304) 522-6400
   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                               Agent for Service)

                                   Copies to:

   Alan Schick, Esq.                             J. Franklin McCreary, Esq.
   Benjamin M. Azoff, Esq.                       Gerrish McCreary Smith, P.C.
   Luse Gorman Pomerenk & Schick, P.C.           5214 Maryland Way, Suite 406
   5335 Wisconsin Avenue, N.W., Suite 400        Brentwood, Tennessee 37027
   Washington, D.C. 20015                        Phone:  (615) 251-0900
   Phone:  (202) 274-2000


Approximate  date of  commencement  of proposed  sale to the public:  October 1,
2009

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [X]

If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: [ ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer [ ]    Accelerated filer [ ]   Non-accelerated filer [ ]
Smaller reporting company [X]

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)          [ ]

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)     [ ]


                         CALCULATION OF REGISTRATION FEE

========================================================================================================================

                                                                  Proposed        Proposed maximum         Amount of
         Title of each class of            Amount to be            maximum            aggregate         registration fee
      securities to be registered          registered          offering price      offering price
                                                                 per share
------------------------------------------------------------------------------------------------------------------------

Common Stock, $1.00 par value per share   381,651 shares (1)        $21.63(2)     $   8,255,111 (2)        $460.64 (3)
========================================================================================================================
(1)  Represents the maximum number of shares of First Sentry  Bancshares  common stock  that  may be  issued in  connection  with the  merger to which  this
     Registration Statement relates.
(2)  The  registration  fee is  calculated  based on Rule 457 (f)(2)  because no active market exists for the stock of Guaranty Financial Services, Inc. The book value of Guaranty  Financial  Services,  Inc. is as of March 31, 2009,
     which is the latest practicable date in which the book value is available.
(3)  Previously paid.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

     Article VII of the Articles of Incorporation of First Sentry Bancshares, Inc. (the "Corporation") sets forth circumstances under which directors, officers, employees and agents of the Corporation may be insured or indemnified against liability which they incur in their capacities as such:

     Each director or officer of the Corporation, or former director or officer of the Corporation, or any person who may have served at the request of the Corporation as a director or officer of another corporation, his or her heirs and personal representatives, shall be indemnified by the Corporation against costs and expenses at any time reasonably incurred by him arising out of or in connection with any claim, action, suit, or proceeding, civil or criminal, against him or her or to which he or she may be made a party by reason of his or her being or having been such director or officer except in relation to matters as to which he or she shall be adjudged in such action, suit, or proceeding to be liable for gross negligence or willful misconduct in the performance of a duty to the Corporation. If in the judgment of the Board of Directors of the Corporation a settlement of any claim, action, suit or proceeding so arising be deemed in the best interests of the Corporation, any such director or officer shall be reimbursed for any amounts paid by him in effecting such settlement and reasonable expenses incurred in connection therewith. The foregoing right of indemnification shall be in addition to any and all other rights to which any director or officer may be entitled as a matter of law.

Item 21. Exhibits and Financial Statement Schedules

     The exhibits and financial statements filed as part of this Registration Statement are as follows:

                  Exhibits

2.1 Agreement and Plan of Merger by and between First Sentry Bancshares, Inc. and Guaranty Financial Services, Inc.*

2.2 First Amendment to Agreement and Plan of Merger by and between First Sentry Bancshares, Inc. and Guaranty Financial Services, Inc.*

3.1     Articles of Incorporation of First Sentry Bancshares, Inc.*

3.2     Bylaws of First Sentry Bancshares, Inc.*

4.1     Form of Common Stock Certificate of First Sentry Bancshares, Inc.*

5.1 Opinion of Luse Gorman Pomerenk & Schick, a Professional Corporation as to the legality of the securities being issued*

5.2 Opinion of Lamp, O'Dell, Bartram, Levy & Trautwein P.L.L.C. as to the legality of the securities being issued*

8.0     Tax Opinion of Luse Gorman Pomerenk & Schick, a Professional Corporation

10.1    Employment Agreement with Geoffrey S. Sheils*

10.2    Employment Agreement with Marc A. Sprouse*

10.3    Employment Agreement with Larry E. Plantz*

10.4    Employment Agreement with Marshall E. Cartwright*

10.5    Employment Agreement with Victoria Ballengee*

10.6    Acknowledgement Agreement with Marc A. Sprouse*

10.7    Acknowledgement Agreement with Larry E. Plantz*

10.8    Acknowledgement Agreement with Marshall E. Cartwright*

10.9    Acknowledgement Agreement with Victoria Ballengee*

10.10   Form of Voting Agreement*

10.11   Form of Consulting Agreement with Marc A. Sprouse*

10.12   Form of Consulting Agreement with Marshall E. Cartwright*

10.13   First Amendment to Acknowledgement Agreement with Marc A. Sprouse*

10.14   Form of Retention Agreement with Larry E. Plantz*

21      Subsidiaries of First Sentry Bancshares, Inc.*

23.1    Consent of Hess, Stewart & Campbell, PLLC.*

23.2    Consent of Arnett & Foster, P.L.L.C.*

23.3    Consent of Howe Barnes Hoefer & Arnett, Inc.*

23.4 Consent of Luse Gorman Pomerenk & Schick, a Professional Corporation (set forth in Exhibit 5.1)*

23.5 Consent of Lamp, O'Dell, Bartram, Levy & Trautwein P.L.L.C. (set forth in Exhibit 5.2)*

24 Power of attorney (set forth on the signature pages to this Registration Statement)*

99.1    Form of Proxy Card for First Sentry Bancshares, Inc.*

99.2    Form of Proxy Card for Guaranty Financial Services, Inc.*
__________________________
*Previously filed.

Item 22. Undertakings

     (a) The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement; (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be a bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b)(1) The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form.

     (2) The registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for the purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


     (d) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     (e) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of, and included in the registration statement when it became effective.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Huntington, state of West Virginia, on October 1, 2009.

                                           FIRST SENTRY BANCSHARES, INC.


                                       By: /s/ Geoffrey S. Sheils
                                           ------------------------------------
                                           Geoffrey S. Sheils
                                           President, Chief Executive Officer
                                           and Director
                                           (Duly Authorized Representative)


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                                 Title                                    Date
             ----------                                 -----                                    ----

/s/ Geoffrey S. Sheils                  President, Chief Executive                        October 1, 2009
-----------------------------           Officer and Director (Principal
Geoffrey S. Sheils                      Executive Officer)

*                                       Senior Vice President and Chief
-----------------------------           Financial Officer (Principal
Richard D. Hardy                        Financial and Accounting Officer)

*                                       Chairman of the Board
-----------------------------
Robert H. Beymer


*                                       Director
-----------------------------
Kerry P. Dillard


*                                       Director
-----------------------------
Jeffrey E. Hood


*                                       Director
-----------------------------
Johnnie Jones


*                                       Director
-----------------------------
Nester S. Logan


*                                       Director
-----------------------------
Charles H. McKown, Jr. MD


*                                       Director
-----------------------------
Robert L. Shell, Jr.

*                                       Director
-----------------------------
Paul L. Turman, II


*                                       Director
-----------------------------
Arthur Weisberg


*                                       Director
-----------------------------
Joseph Williams


*                                       Director
-----------------------------
S. Kenneth Wolfe, MD


*    Pursuant  to  the  Powers  of  Attorney   filed  as  Exhibit  24.0  to  the
     Registration Statement on Form S-4 for First Sentry Bancshares, Inc. filed on December 16, 2008 with the Securities and Exchange Commission.

    As filed with the Securities and Exchange Commission on October 1, 2009
                                                     Registration No. 333-156180

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------




                                    EXHIBITS
         TO POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT
                                       ON
                                    FORM S-4


                             ---------------------












                          FIRST SENTRY BANCSHARES, INC.
                            Huntington, West Virginia

                                  EXHIBIT INDEX

2.1 Agreement and Plan of Merger by and between First Sentry Bancshares, Inc. and Guaranty Financial Services, Inc.*

2.2 First Amendment to Agreement and Plan of Merger by and between First Sentry Bancshares, Inc. and Guaranty Financial Services, Inc.*

3.1     Articles of Incorporation of First Sentry Bancshares, Inc.*

3.2     Bylaws of First Sentry Bancshares, Inc.*

4.1     Form of Common Stock Certificate of First Sentry Bancshares, Inc.*

5.1 Opinion of Luse Gorman Pomerenk & Schick, a Professional Corporation as to the legality of the securities being issued*

5.2 Opinion of Lamp, O'Dell, Bartram, Levy & Trautwein P.L.L.C. as to the legality of the securities being issued*

8.0     Tax Opinion of Luse Gorman Pomerenk & Schick, a Professional Corporation

10.1    Employment Agreement with Geoffrey S. Sheils*

10.2    Employment Agreement with Marc A. Sprouse*

10.3    Employment Agreement with Larry E. Plantz*

10.4    Employment Agreement with Marshall E. Cartwright*

10.5    Employment Agreement with Victoria Ballengee*

10.6    Acknowledgement Agreement with Marc A. Sprouse*

10.7    Acknowledgement Agreement with Larry E. Plantz*

10.8    Acknowledgement Agreement with Marshall E. Cartwright*

10.9    Acknowledgement Agreement with Victoria Ballengee*

10.10   Form of Voting Agreement*

10.11   Form of Consulting Agreement with Marc A. Sprouse*

10.12   Form of Consulting Agreement with Marshall E. Cartwright*

10.13   First Amendment to Acknowledgement Agreement with Marc A. Sprouse*

10.14   Form of Retention Agreement with Larry E. Plantz*

21      Subsidiaries of First Sentry Bancshares, Inc.*

23.1    Consent of Hess, Stewart & Campbell, PLLC.*

23.2    Consent of Arnett & Foster, P.L.L.C.*

23.3    Consent of Howe Barnes Hoefer & Arnett, Inc.*

23.4 Consent of Luse Gorman Pomerenk & Schick, a Professional Corporation (set forth in Exhibit 5.1)*

23.5 Consent of Lamp, O'Dell, Bartram, Levy & Trautwein P.L.L.C. (set forth in Exhibit 5.2)*

24 Power of attorney (set forth on the signature pages to this Registration Statement)*

99.1    Form of Proxy Card for First Sentry Bancshares, Inc.*

99.2    Form of Proxy Card for Guaranty Financial Services, Inc.*
__________________________
*Previously filed.